     As filed with the Securities and Exchange Commission on June 30, 2000

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               _________________

                                   FORM 8-K

                                CURRENT REPORT

                               _________________


Date of report (date of earliest event reported):   June 28, 2000


                        ENERGY EXPLORATION TECHNOLOGIES
            (Exact name of registrant as specified in its charter)

            Nevada                           0-24027                61-1126904
(State or other jurisdiction of      (Commission File Number)    (I.R.S. Employer
incorporation or organization)                                  Identification No.)




Suite 750 Phoenix Place, 840-7/th/ Avenue, S.W., Calgary, Alberta, Canada T2P 3G2
              (Address of principal executive offices) (Zip Code)

                                      N/A
         (Former name or former address, if change since last report)

================================================================================

Item 1.   Changes In Control Of Registrant

Not applicable

Item 2.   Acquisition Or Disposition Of Assets

Not applicable

Item 3.   Bankruptcy Or Receivership

Not applicable

Item 4.   Changes In Registrant's Certifying Accountant

(a)(1)    Resignation of Accountant

On June 28, 2000, the Board of Directors of Energy Exploration Technologies ("NXT") accepted the resignation of Deloitte & Touche LLP ("Deloitte & Touche") as our independent auditors. The resignation was tendered in anticipation of a conflict of interest that would arise under the rules of the Securities and Exchange Commission governing the independence of auditors as the consequence of a pending marriage between a sibling of NXT's controller and a partner in Deloitte & Touche's Calgary office. Deloitte & Touche audited our consolidated financial statements for our two most recent fiscal years ended December 31, 1999.

The report of Deloitte & Touche accompanying the audit for our two most recent fiscal years ended December 31, 1999 was not qualified or modified as to audit scope or accounting principles and did not contain an adverse opinion or disclaimer of opinion.

During our two most recent fiscal years ended December 31, 1999, and also during the subsequent interim period through the date of resignation, there were (1) no disagreements between NXT and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; (2) no reportable events as such term is defined in Regulation 229.304(a)(1)(v); and (3) no matters identified by Deloitte & Touche involving our internal control structure or operations which was considered to be material weakness.

Deloitte & Touche reviewed this form 8-K with respect to the aforesaid disclosure and was provided the opportunity to furnish a letter with respect thereto. We have included this letter as an exhibit to this form 8-K.

(a)(2)    Engagement of New Accountant

On June 28, 2000, the Board of Directors of NXT appointed Arthur Andersen LLP ("Arthur Andersen") as NXT's new independent accountants. The change in accountants was recommended by the Audit Committee of our Board of Directors.

During our two most recent fiscal years ended December 31, 1999, and also during the subsequent interim period through the date of resignation of Deloitte & Touche, NXT did not consult with Arthur Andersen regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of opinion that might be rendered regarding our financial statements, nor did we consult with Arthur Andersen with respect to any accounting disagreement or any reportable event at any time prior to the appointment of that firm.

Arthur Andersen reviewed this form 8-K with respect to the aforesaid disclosure and was provided the opportunity to furnish a letter with respect thereto. We have included this letter as an exhibit to this form 8-K.

Item 5.   Other Events

Not applicable

Item 6.   Resignations Of Registrant's Directors

Not applicable

Item 7.   Financial Statements And Exhibits

 7.1      Letter from NXT to Deloitte & Touche LLP

 7.2      Letter from Deloitte & Touche LLP to NXT

 7.3      Letter from NXT to Arthur Andersen LLP

 7.4      Letter from Arthur Andersen LLP to NXT

Item 8.   Change In Fiscal Year

Not applicable

Item 9.   Sales Of Equity Securities Pursuant To Regulation S

Not applicable

                                  Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated at Calgary, Alberta, Canada, this 29th day of June, 2000.

                                      ENERGY EXPLORATION TECHNOLOGIES


                                      By:  /s/ George Liszicasz
                                         ---------------------------------------
                                           George Liszicasz
                                           Chief Executive Officer
                                           (principal executive officer)


                                      By:  /s/ Daniel C. Topolinsky
                                         ---------------------------------------
                                           Daniel C. Topolinsky
                                           President and Chief Operating Officer
                                           (principal executive officer)


                                      By:  /s/ John M. Woodbury, Jr.
                                         ---------------------------------------
                                           John M. Woodbury, Jr.,
                                           Chief Financial Officer
                                           (principal accounting officer)